                                                                    EXHIBIT 99.8

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                               ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[1,042,650,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-BC3

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                SEPTEMBER 7, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

INVESTOR PROPERTY
MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance               $348,078,859
Aggregate Original Principal Balance                  $348,118,098
Number of Mortgage Loans                                     1,354

                                  MINIMUM               MAXIMUM                 AVERAGE (1)
                                  -------               -------                 -----------
Original Principal Balance       $67,500              $  764,000                $  257,103
Outstanding Principal Balance    $67,500              $  764,000                $  257,074

                                  MINIMUM       MAXIMUM    WEIGHTED AVERAGE (2)
                                  -------       -------    --------------------
Original Term (mos)                 240            360            360
Stated remaining Term (mos)         236            357            355
Loan Age (mos)                        3             11              5
Current Interest Rate             4.990%         9.500%         6.637%
Initial Interest Rate Cap (3)     1.500%         5.000%         2.988%
Periodic Rate Cap (3)             1.000%         2.000%         1.085%
Gross Margin (3)                  2.250%         8.740%         6.110%
Maximum Mortgage Rate (3)        11.000%        15.625%        12.805%
Minimum Mortgage Rate (3)         2.250%         9.250%         6.590%
Months to Roll (3)                   13             56             21
Original Loan-to-Value            17.65%        100.00%         80.63%
Credit Score (4)                    509            801            637

                                   EARLIEST              LATEST
                                   --------              ------
Maturity Date                     05/01/2025           06/01/2035

                         PERCENT OF                                    PERCENT OF
LIEN POSITION           MORTGAGE POOL    YEAR OF ORIGINATION          MORTGAGE POOL
                        -------------                                 -------------
1st Lien                  100.00%         2004                            1.46%
2nd Lien                    0.00          2005                           96.97%

OCCUPANCY                                 LOAN PURPOSE
Primary                    99.77%         Purchase                       42.01%
Second Home                 0.10          Refinance - Rate/Term           4.63
Investment                  0.14          Refinance - Cashout            53.36

LOAN TYPE                                 PROPERTY  TYPE
Fixed Rate                  1.48%         Single Family                  72.74%
ARM                        98.52          Planned Unit Development       16.39
                                          Two- to Four-Family             3.44
AMORTIZATION TYPE                         Condominium                     6.49
Fully Amortizing            0.00%         Townhouse                       0.51
Interest-Only             100.00          Manufactured Housing            0.00
Balloon                     0.00          Rowhouse                        0.12

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                            NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF         PRINCIPAL     PERCENT OF WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
RANGE OF MORTGAGE RATES     LOANS       OUTSTANDING      POOL    COUPON     SCORE    OUTSTANDING     LTV       DOC        IO
-----------------------    --------     -----------   ---------  -------   --------  -----------  ---------  -------   --------
5.500% or less                 1        $   163,956       1.09%   5.490%     655      $ 163,956      71.52%     0.00%    0.00%
5.501% to 6.000%               1             92,720       0.61    5.625      748         92,720      80.00    100.00   100.00
6.001% to 6.500%               7          1,290,771       8.56    6.384      624        184,396      79.92     44.37     0.00
6.501% to 7.000%              16          3,235,400      21.45    6.808      630        202,213      77.23     59.14     0.00
7.001% to 7.500%              27          3,536,546      23.45    7.302      637        130,983      75.18     71.61     7.94
7.501% to 8.000%              21          2,356,964      15.63    7.837      616        112,236      79.68     81.36     0.00
8.001% to 8.500%              22          2,688,678      17.83    8.315      631        122,213      82.49     57.98     4.04
8.501% to 9.000%              12          1,172,473       7.77    8.832      609         97,706      78.49     43.38     0.00
9.001% to 9.500%               7            400,785       2.66    9.317      601         57,255      70.25     71.96     0.00
9.501% to 10.000%              1             23,135       0.15    9.625      748         23,135     100.00    100.00     0.00
10.001% to 10.500%             1             59,950       0.40   10.290      551         59,950      75.00    100.00     0.00
11.001% to 11.500%             1             61,940       0.41   11.500      642         61,940      90.00      0.00     0.00
                             ---        -----------     ------   ------      ---      ---------     ------    ------   ------
TOTAL:                       117        $15,083,319     100.00%   7.557%     628      $ 128,917      78.25%    62.77%    3.20%
                             ---        -----------     ------   ------      ---      ---------     ------    ------   ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.490% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.557% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER      AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                     OF        PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
REMAINING MONTHS          MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
TO STATED MATURITY         LOANS       OUTSTANDING      POOL     COUPON     SCORE    OUTSTANDING     LTV       DOC        IO
-----------------------   --------    ------------   ---------   --------  --------  -----------  ---------  -------   --------
169 to 180                    4       $   312,689        2.07%     8.068%    582     $   78,172     55.45%      30.85%   0.00%
349 to 360                  113        14,770,630       97.93      7.546     629        130,714     78.73       63.45    3.26
                            ---       -----------      ------      -----     ---     ----------     -----       -----    ----
TOTAL:                      117       $15,083,319      100.00%     7.557%    628     $  128,917     78.25%      62.77%   3.20%
                            ---       -----------      ------      -----     ---     ----------     -----       -----    ----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 356 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 351 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                          NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
   RANGE OF ORIGINAL        OF         PRINCIPAL    PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOAN PRINCIPAL  MORTGAGE       BALANCE      MORTGAGE  AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
       BALANCES           LOANS       OUTSTANDING     POOL     COUPON    SCORE   OUTSTANDING    LTV       DOC        IO
-----------------------  --------     -----------   ---------  -------  -------  -----------  --------- --------   --------
$50,000 or less                8       $   335,170      2.22%   8.498%   613     $ 41,896       64.97%   56.48%     0.00%
$50,001 to $100,000           49         3,530,747     23.41    8.001    629       72,056       79.05    78.26      6.81
$100,001 to $150,000          24         2,963,141     19.65    7.727    626      123,464       74.49    79.30      8.16
$150,001 to $200,000          18         3,003,948     19.92    7.176    617      166,886       78.98    67.46      0.00
$200,001 to $250,000           6         1,368,014      9.07    7.411    604      228,002       70.87    49.68      0.00
$250,001 to $300,000           4         1,020,442      6.77    6.780    648      255,111       87.50    50.08      0.00
$300,001 to $350,000           6         1,901,225     12.60    7.804    644      316,871       82.01    49.90      0.00
$450,001 to $500,000           2           960,631      6.37    6.802    648      480,315       82.43     0.00      0.00
                             ---       -----------    ------    -----    ---     --------      ------    -----      ----
TOTAL:                       117       $15,083,319    100.00%   7.557%   628     $128,917       78.25%   62.77%     3.20%
                             ---       -----------    ------    -----    ---     --------      ------    -----      ----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $21,563 to approximately $494,680 and the average outstanding principal balance of the Mortgage Loans was approximately $128,917.

PRODUCT TYPES

                            NUMBER       AGGREGATE                         WEIGHTED   AVERAGE    WEIGHTED
                              OF         PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                           MORTGAGE       BALANCE     MORTGAGE   AVERAGE    CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
PRODUCT TYPES               LOANS       OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
-----------------------    --------     -----------  ---------   -------   -------  -----------  ---------  -------   --------
Balloon Loans                   1       $    61,940      0.41%    11.500%   642      $   61,940    90.00%      0.00%    0.00%
15 Year Fixed Loans             3           250,749      1.66      7.220    567          83,583    46.92      38.47     0.00
30 Year Fixed Loans            22         1,905,907     12.64      7.713    624          86,632    67.25      92.09     7.75
Six-Month LIBOR Loans           1           163,956      1.09      5.490    655         163,956    71.52       0.00     0.00
2/28 LIBOR ARM                 75        10,728,903     71.13      7.562    634         143,052    82.58      62.00     3.12
2/1 LIBOR ARM                   1            90,520      0.60      7.300    652          90,520    85.00     100.00     0.00
3/27 LIBOR ARM                 13         1,730,122     11.47      7.526    595         133,086    67.71      50.51     0.00
5/25 LIBOR ARM                  1           151,223      1.00      6.875    652         151,223    80.00       0.00     0.00
                              ---       -----------    ------     ------    ---      ----------    -----     ------     ----
TOTAL:                        117       $15,083,319    100.00%     7.557%   628      $  128,917    78.25%     62.77%    3.20%
                              ---       -----------    ------     ------    ---      ----------    -----     ------     ----

AMORTIZATION TYPE

                            NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                           MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
AMORTIZATION TYPE           LOANS     OUTSTANDING      POOL     COUPON     SCORE    OUTSTANDING    LTV        DOC        IO
-----------------------    --------   -----------   ---------   -------   --------  -----------  ---------  -------   --------
Fully Amortizing              111      $14,539,209     96.39%    7.550%     627      $  130,984    78.24%    61.81%      0.00%
Balloon                         1           61,940      0.41    11.500      642          61,940    90.00      0.00       0.00
60 Month Interest-Only          5          482,170      3.20     7.243      661          96,434    76.97    100.00     100.00
                              ---      -----------    ------    ------      ---      ----------    -----    ------     ------
TOTAL:                        117      $15,083,319    100.00%    7.557%     628      $  128,917    78.25%    62.77%      3.20%
                              ---      -----------    ------    ------      ---      ----------    -----    ------     ------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL    PERCENT OF WEIGHTED AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE       BALANCE      MORTGAGE  AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
STATE                       LOANS       OUTSTANDING      POOL    COUPON    SCORE   OUTSTANDING     LTV       DOC        IO
-----------------------    --------     -----------   ---------  -------  -------- -----------  ---------  -------   --------
California                    21        $ 4,272,562      28.33%   7.263%    619    $   203,455    73.44%     44.78%    5.66%
Connecticut                    3            330,829       2.19    8.181     625        110,276    74.24      71.53     0.00
District of Columbia           1            161,120       1.07    7.250     654        161,120    85.00     100.00     0.00
Florida                       14          1,434,231       9.51    7.777     645        102,445    81.16      37.66     0.00
Georgia                        5          1,015,082       6.73    8.271     644        203,016    87.87      37.52     0.00
Illinois                       7            892,254       5.92    7.013     637        127,465    75.06      81.62     0.00
Indiana                        5            249,897       1.66    8.776     621         49,979    80.16      81.17     0.00
Kentucky                       1            107,847       0.72    7.760     606        107,847    80.00     100.00     0.00
Louisiana                      2            245,956       1.63    7.578     614        122,978    67.52      78.09     0.00
Maryland                       6            633,545       4.20    7.716     636        105,591    84.02     100.00     0.00
Massachusetts                  2            353,621       2.34    7.691     571        176,810    58.52     100.00     0.00
Michigan                       9            707,256       4.69    8.420     628         78,584    85.07      93.08     0.00
Missouri                       5            379,670       2.52    7.650     657         75,934    86.81      85.51     0.00
Nevada                         1             90,520       0.60    7.300     652         90,520    85.00     100.00     0.00
New Jersey                     2            265,716       1.76    7.914     631        132,858    87.59     100.00     0.00
New York                       6          1,373,175       9.10    7.246     626        228,862    75.59      59.46     0.00
Ohio                           4            248,438       1.65    7.628     618         62,110    76.72      79.93     0.00
Oklahoma                       1             63,441       0.42    9.300     616         63,441    90.00       0.00     0.00
Oregon                         2            291,336       1.93    6.690     649        145,668    78.99      42.20     0.00
Pennsylvania                   4            329,433       2.18    7.992     615         82,358    80.18     100.00     0.00
Rhode Island                   1            261,220       1.73    6.750     648        261,220    90.00     100.00     0.00
Tennessee                      1             59,950       0.40   10.290     551         59,950    75.00     100.00     0.00
Texas                          6            386,446       2.56    7.529     642         64,408    77.46     100.00    62.23
Virginia                       5            484,454       3.21    7.625     621         96,891    84.50      87.55     0.00
Washington                     2            365,636       2.42    6.655     627        182,818    79.96       0.00     0.00
Wisconsin                      1             79,683       0.53    8.875     591         79,683    77.67     100.00     0.00
                             ---        -----------     ------   ------     ---    -----------    -----     ------    -----
TOTAL:                       117        $15,083,319     100.00%   7.557%    628    $   128,917    78.25%     62.77%    3.20%
                             ---        -----------     ------   ------     ---    -----------    -----     ------    -----

No more than approximately 3.69% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL    PERCENT OF WEIGHTED AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL          MORTGAGE       BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
LOAN-TO-VALUE RATIOS        LOANS       OUTSTANDING     POOL     COUPON    SCORE   OUTSTANDING     LTV       DOC        IO
-----------------------    --------     -----------   ---------  -------  -------- -----------  ---------  -------   --------
50.00% or less                 8        $ 1,006,413       6.67%   7.516%    568     $  125,802    41.16%   59.89%      0.00%
50.01% to 55.00%               4            596,672       3.96%   7.731%    641        149,168    52.59%   50.99%      0.00%
55.01% to 60.00%               1             53,879       0.36%   7.500%    609         53,879    58.70%    0.00%      0.00%
60.01% to 65.00%               6            698,116       4.63%   7.049%    604        116,353    64.29%   91.36%      0.00%
65.01% to 70.00%              10          1,015,382       6.73%   7.447%    619        101,538    69.45%   61.43%     13.10%
70.01% to 75.00%              13          1,579,018      10.47%   7.458%    599        121,463    74.00%   57.01%      9.36%
75.01% to 80.00%              21          2,495,819      16.55%   7.262%    636        118,849    79.88%   52.10%      3.72%
80.01% to 85.00%              18          2,782,773      18.45%   7.514%    633        154,599    84.93%   41.32%      0.00%
85.01% to 90.00%              33          4,687,606      31.08%   7.856%    645        142,049    89.73%   80.67%      2.32%
90.01% to 95.00%               1            122,942       0.82%   6.950%    647        122,942    91.30%  100.00%      0.00%
95.01% to 100.00%              2             44,698       0.30%   9.504%    750         22,349   100.00%  100.00%      0.00%
                             ---        -----------     ------    -----     ---      ---------   ------   ------      -----
TOTAL:                       117        $15,083,319     100.00%   7.557%    628      $ 128,917    78.25%   62.77%      3.20%
                             ---        -----------     ------    -----     ---      ---------   ------   ------      -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 27.96% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.71% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 94.19%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 14.84%.

LOAN PURPOSE

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL    PERCENT OF WEIGHTED AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE       BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
LOAN PURPOSE                LOANS       OUTSTANDING     POOL     COUPON    SCORE   OUTSTANDING     LTV       DOC        IO
-----------------------    --------     -----------   ---------  -------  -------- -----------  ---------  -------   --------
Refinance - Cashout           60         $ 7,852,206     52.06%   7.377%    615    $   130,870     72.16%    58.71%    4.96%
Purchase                      52           6,794,848     45.05    7.750     644        130,670     86.28     65.08     1.36
Refinance - Rate/Term          5             436,265      2.89    7.779     594         87,253     62.59    100.00     0.00
                             ---         -----------    ------    -----     ---    -----------     -----    ------     ----
TOTAL:                       117         $15,083,319    100.00%   7.557%    628    $   128,917     78.25%    62.77%    3.20%
                             ---         -----------    ------    -----     ---    -----------     -----    ------     ----

PROPERTY TYPE

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL    PERCENT OF WEIGHTED AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE       BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
PROPERTY TYPE               LOANS       OUTSTANDING     POOL     COUPON    SCORE   OUTSTANDING     LTV       DOC        IO
-----------------------    --------     -----------   ---------  -------  -------- -----------  ---------  -------   --------
Single Family                  76        $ 9,390,059     62.25%    7.632%    627   $   123,553     79.27%   63.29%      5.13%
Two- to Four-Family            23          3,511,458     23.28     7.565     630       152,672     75.11    61.20       0.00
Condominium                    14          1,861,736     12.34     7.200     625       132,981     80.22    68.46       0.00
Planned Unit Development        2            218,258      1.45     6.840     638       109,129     65.66     0.00       0.00
Rowhouse                        2            101,807      0.67     8.350     617        50,904     82.98   100.00       0.00
                              ---        -----------    ------     -----     ---   -----------     -----   ------       ----
TOTAL:                        117        $15,083,319    100.00%    7.557%    628   $   128,917     78.25%   62.77%      3.20%
                              ---        -----------    ------     -----     ---   -----------     -----   ------       ----

DOCUMENTATION

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL    PERCENT OF WEIGHTED AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE       BALANCE      MORTGAGE  AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
DOCUMENTATION               LOANS       OUTSTANDING      POOL    COUPON    SCORE   OUTSTANDING     LTV       DOC        IO
-----------------------    --------     -----------   ---------- -------  -------- -----------  ---------  -------   --------
Full Documentation            82         $ 9,468,267     62.77%   7.555%    628     $ 115,467     78.75%    100.00%    5.09%
Stated Documentation          33           5,205,660     34.51    7.647     631       157,747     77.91       0.00     0.00
Lite Documentation             2             409,392      2.71    6.438     589       204,696     70.87       0.00     0.00
                             ---         -----------    ------    -----     ---     ---------     -----      -----     ----
TOTAL:                       117         $15,083,319    100.00%   7.557     628     $ 128,917     78.25%     62.77%    3.20%
                             ---         -----------    ------    -----     ---     ---------     -----      -----     ----

OCCUPANCY

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL    PERCENT OF WEIGHTED AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE       BALANCE      MORTGAGE  AVERAGE   CREDIT    BALANCE    ORIGINAL     FULL    PERCENT
OCCUPANCY                   LOANS       OUTSTANDING      POOL    COUPON    SCORE   OUTSTANDING     LTV       DOC        IO
-----------------------    --------     -----------   ---------- -------  -------- -----------  ---------  -------   --------
Investment                  117         $ 15,083,319    100.00%   7.557%    628     $128,917     78.25%    62.77%     3.20%
                            ---         ------------    ------    -----     ---     --------     -----     -----      ----
TOTAL:                      117         $ 15,083,319    100.00%   7.557%    628     $128,917     78.25%    62.77%     3.20%
                            ---         ------------    ------    -----     ---     --------     -----     -----      ----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY


                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL    PERCENT OF WEIGHTED AVERAGE   PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOANS AGE         MORTGAGE       BALANCE      MORTGAGE  AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
(MONTHS)                    LOANS       OUTSTANDING      POOL    COUPON    SCORE   OUTSTANDING     LTV       DOC        IO
------------------         --------     -----------   ---------- -------  -------- -----------  ---------  -------   --------
4                             15         $ 1,704,754    11.30%    7.531%   624     $  113,650      75.81%    54.81%     8.67%
5                             70           9,930,813    65.84     7.613    630        141,869      80.00     63.59      1.34
6                             10           1,224,621     8.12     7.093    640        122,462      79.71     43.37     16.45
7                             15           1,331,749     8.83     7.756    601         88,783      66.05     82.63      0.00
8                              7             891,381     5.91     7.316    630        127,340      79.52     65.86      0.00
                             ---         -----------   ------     -----    ---     ----------      -----     -----     -----
Total:                       117         $15,083,319   100.00%    7.557%   628     $  128,917      78.25%    62.77%     3.20%
                             ---         -----------   ------     -----    ---     ----------      -----     -----     -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL    PERCENT OF WEIGHTED AVERAGE   PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT        MORTGAGE       BALANCE      MORTGAGE  AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
PENALTY TERM                LOANS       OUTSTANDING      POOL    COUPON    SCORE   OUTSTANDING     LTV       DOC        IO
-------------------------- --------     -----------   ---------- -------- -------- -----------  ---------  -------   --------
None                           17       $ 2,590,832     17.18%     7.684%   636    $  152,402      83.05%   63.28%     9.28%
12 Months                       9         1,486,817      9.86      7.944    645       165,202      88.12    53.59      0.00
24 Months                      50         6,064,815     40.21      7.496    632       121,296      80.74    62.61      3.99
36 Months                      29         4,033,548     26.74      7.391    620       139,088      71.52    65.27      0.00
60 Months                      12           907,306      6.02      7.698    581        75,609      61.61    66.37      0.00
                              ---       -----------    -------     -----    ---    ----------      -----    -----      ----
TOTAL:                        117       $15,083,319    100.00%     7.557%   628    $  128,917      78.25%   62.77%     3.20%
                              ---       -----------    -------     -----    ---    ----------      -----    -----      ----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE       BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
RANGE OF CREDIT SCORES      LOANS       OUTSTANDING     POOL     COUPON    SCORE   OUTSTANDING     LTV       DOC        IO
-------------------------- --------     -----------  ----------  -------  -------- -----------  ---------  -------   --------
501 to 525                    1         $    46,929      0.31%    8.690%    520     $  46,929    65.00%    100.00%     0.00%
526 to 550                    4             687,136      4.56     7.749     546       171,784    59.03      41.42      0.00
551 to 575                    9           1,069,586      7.09     7.899     564       118,843    58.81      68.12      0.00
576 to 600                   16           1,541,299     10.22     7.588     593        96,331    71.14      59.82      8.63
601 to 625                   28           3,174,803     21.05     7.462     615       113,386    77.48      79.36      4.65
626 to 650                   32           4,475,484     29.67     7.671     640       139,859    84.51      61.99      0.00
651 to 675                   20           3,370,033     22.34     7.397     658       168,502    86.05      46.11      0.00
676 to 700                    1             304,264      2.02     7.125     700       304,264    53.51     100.00      0.00
701 to 725                    2             188,785      1.25     7.435     721        94,393    77.70      57.58     57.58
726 to 750                    2             115,855      0.77     6.424     748        57,928    83.99     100.00     80.03
751 to 775                    2             109,145      0.72     7.670     753        54,573    83.95     100.00      0.00
                            ---         -----------    ------     -----     ---     ---------    -----     ------     -----
TOTAL:                      117         $15,083,319    100.00%    7.557%    628     $ 128,917    78.25%     62.77%     3.20%
                            ---         -----------    ------     -----     ---     ---------    -----     ------     -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 520 to 753 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 628.

CREDIT GRADE

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                           MORTGAGE       BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
CREDIT GRADE                LOANS       OUTSTANDING     POOL     COUPON    SCORE   OUTSTANDING    LTV        DOC        IO
-------------------------- --------     -----------  ----------  -------  -------- -----------  ---------  -------   --------
A+                            12        $ 1,563,828     10.37%    7.815%    630     $  130,319    87.40%   100.00%     0.00%
A                             40          4,280,861     28.38     7.473     612        107,022    75.57     61.19      3.45
A-                            15          1,941,063     12.87     7.758     614        129,404    74.84     64.63      6.85
B                             11          1,360,844      9.02     7.920     578        123,713    59.88     50.75      7.99
C                              1            119,499      0.79     7.000     544        119,499    45.28    100.00         -
C-                             2             95,080      0.63     8.594     581        47,540     67.53    100.00         -
SA1                            5            529,264      3.51     7.084     721        105,853    66.46    100.00     17.52
SA3                           31          5,192,879     34.43     7.420     652        167,512    85.94     49.99         -
                             ---        -----------    ------     -----     ---     ----------    -----    ------     -----
TOTAL:                       117        $15,083,319    100.00%    7.557%    628     $  128,917    78.25%    62.77%     3.20%
                             ---        -----------    ------     -----     ---     ----------    -----    ------     -----

GROSS MARGINS

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                           MORTGAGE       BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
RANGE OF GROSS MARGINS      LOANS      OUTSTANDING      POOL    COUPON    SCORE   OUTSTANDING    LTV        DOC        IO
-------------------------- --------     -----------  ----------  -------  -------- -----------  ---------  -------   --------
2.501% to 3.000%              1         $    92,720       0.72%   5.625%   748     $   92,720     80.00%   100.00%   100.00%
4.501% to 5.000%              3             456,705       3.55    7.556    616        152,235     65.62    100.00      0.00
5.001% to 5.500%              4             645,080       5.01    6.430    667        161,270     80.10     38.73      0.00
5.501% to 6.000%              3             899,642       6.99    6.435    630        299,881     80.58     16.66      0.00
6.001% to 6.500%             19           2,903,811      22.57    7.424    624        152,832     77.42     39.94      3.74
6.501% to 7.000%             46           6,458,087      50.20    7.680    635        140,393     85.97     72.78      2.06
7.001% to 7.500%              7             615,118       4.78    8.064    605         87,874     68.65     50.76      0.00
7.501% to 8.000%              5             582,221       4.53    8.195    583        116,444     67.40     57.17      0.00
8.001% to 8.500%              2             162,415       1.26    9.250    581         81,207     50.81    100.00      0.00
9.001% to 9.500%              1              48,925       0.38    9.375    572         48,925     70.00      0.00      0.00
                             --         -----------     ------    -----    ---     ----------     -----    ------    ------
TOTAL:                       91         $12,864,723     100.00%   7.521%   629     $  141,371     80.43%    59.21%     2.60%
                             --         -----------     ------    -----    ---     ----------     -----    ------    ------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 9.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.611% per annum.

MAXIMUM MORTGAGE RATES

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL    AVERAGE   PERCENT
     RANGE OF MAXIMUM      MORTGAGE       BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
      MORTGAGE RATES        LOANS       OUTSTANDING     POOL     COUPON    SCORE   OUTSTANDING     LTV       DOC        IO
-------------------------- --------     -----------  ----------  -------  -------- -----------  ---------  -------   --------
11.500% or less               1         $   163,956      1.27%    5.490%    655     $ 163,956     71.52%     0.00%      0.00%
11.501% to 12.000%            1              92,720      0.72     5.625     748        92,720     80.00    100.00     100.00
12.001% to 12.500%            5             737,284      5.73     6.297     638       147,457     77.59     31.70       0.00
12.501% to 13.000%            7           1,348,946     10.49     6.725     623       192,707     76.94     59.19       0.00
13.001% to 13.500%           13           1,910,715     14.85     7.074     637       146,978     79.03     39.05       0.00
13.501% to 14.000%           11           2,110,607     16.41     7.115     636       191,873     81.31     70.76       0.00
14.001% to 14.500%           10           1,501,994     11.68     7.545     621       150,199     81.63     86.75      16.09
14.501% to 15.000%           21           2,349,596     18.26     8.236     624       111,886     81.92     55.17       0.00
15.001% to 15.500%           17           2,280,285     17.73     8.365     630       134,134     84.70     58.47       0.00
15.501% to 16.000%            3             211,194      1.64     8.829     603        70,398     80.09    100.00       0.00
16.001% to 16.500%            2             157,425      1.22     9.289     562        78,712     43.35     68.92       0.00
                             --         -----------    ------     -----     ---     ---------     -----    ------     ------
TOTAL:                       91         $12,864,723    100.00%    7.521%    629     $ 141,371     80.43%    59.21%      2.60%
                             --         -----------    ------     -----     ---     ---------     -----    ------     ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.490% per annum to 16.375% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.091% per annum.

NEXT RATE ADJUSTMENT DATE

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                           MORTGAGE       BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
NEXT RATE ADJUSTMENT DATE   LOANS       OUTSTANDING     POOL     COUPON    SCORE   OUTSTANDING    LTV        DOC        IO
-------------------------- --------     -----------  ----------  -------  -------- -----------  ---------  -------   --------
October 2005                  1         $   163,956      1.27%    5.490%    655    $ 163,956      71.52%     0.00%     0.00%
January 2007                  5             648,098      5.04     7.428     627      129,620      81.25     76.37      0.00
February 2007                 5             474,330      3.69     7.824     625       94,866      55.84     81.02      0.00
March 2007                    6             852,972      6.63     7.111     644      142,162      85.01     31.08     23.61
April 2007                   50           7,498,486     58.29     7.627     635      149,970      85.20     66.99      1.77
May 2007                     10           1,345,537     10.46     7.442     628      134,554      76.72     42.75      0.00
February 2008                 4             518,290      4.03     7.544     587      129,572      75.64     81.82      0.00
March 2008                    2             298,650      2.32     6.695     627      149,325      67.80     81.33      0.00
April 2008                    6             838,801      6.52     7.847     583      139,800      63.22     15.79      0.00
May 2008                      1              74,380      0.58     7.125     668       74,380      62.61    100.00      0.00
January 2010                  1             151,223      1.18     6.875     652      151,223      80.00      0.00      0.00
                             --         -----------    ------     -----     ---    ---------      -----    ------     -----
TOTAL:                       91         $12,864,723    100.00%    7.521%    629    $ 141,371      80.43%    59.21%     2.60%
                             --         -----------    ------     -----     ---    ---------      -----    ------     -----

MORTGAGE INSURANCE

                            NUMBER       AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                             OF          PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL    AVERAGE   PERCENT
MORTGAGE                   MORTGAGE       BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL     PERCENT
INSURANCE                   LOANS       OUTSTANDING     POOL     COUPON    SCORE   OUTSTANDING     LTV       DOC        IO
-------------------------- --------     -----------   ---------  -------  -------- -----------  ---------  -------   --------
No Insurance                   82        $ 9,491,414     62.93%   7.582%    622    $ 115,749     72.88%    59.59%      5.08%
Mtge Guaranty Insurance
 Corp.                         35          5,591,905     37.07    7.514     638      159,769     87.36     68.18       0.00
                              ---        -----------    ------    -----     ---    ---------     -----     -----       ----
TOTAL:                        117        $15,083,319    100.00%   7.557%    628    $ 128,917     78.25%    62.77%      3.20%
                              ---        -----------    ------    -----     ---    ---------     -----     -----       ----